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                             SEI INTERNATIONAL TRUST
                        EMERGING MARKETS EQUITY PORTFOLIO

                       SUPPLEMENT DATED OCTOBER 2, 1996
                TO THE CLASS A PROSPECTUS DATED JUNE 28, 1996


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

At a meeting held on September 16-17, 1996, the Board of Trustees of SEI International Trust (the "Trust") voted to make certain changes to the sub-advisers for the Emerging Markets Equity Portfolio (the "Portfolio"). Effective on October 1, 1996, Parametric Portfolio Associates ("Parametric"), Coronation Asset Management (Proprietary) Limited ("Coronation") and Yamaichi Capital Management, Inc. ("Yamaichi") and Yamaichi Capital Management (Singapore) Limited ("YCMS") have been added as the new sub-advisers to the Portfolio.

The Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, have appointed Coronation, Parametric and Yamaichi and YCMS as sub-advisers to the Trust's Emerging Markets Equity Portfolio. The appointment of each of Coronation, Parametric and Yamaichi and YCMS does not require shareholder approval. This procedure for adding or replacing sub-advisers was approved by the Portfolio's sole shareholder on December 8, 1994 and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

In evaluating Coronation, Parametric and Yamaichi and YCMS (collectively, the "Sub-Advisers"), the Trustees received written and oral information from both SEI Financial Management Corporation ("SFM") and Coronation, Parametric and Yamaichi and YCMS. SFM recommended the selection of the Sub-Advisers and reviewed the considerations and the search process that led to their recommendation. The Trustees also met with representatives of the Sub-Advisers and considered information about portfolio managers, investment philosophy, strategies and process, as well as performance track record, among other factors. In appointing Coronation, Parametric and Yamaichi and YCMS, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Portfolio by the Sub-Advisers; (2) the distinct investment objective and policies of the Portfolio; (3) the history, reputation, qualification and background of the personnel of the Sub-Advisers, and their respective financial conditions; (4) their performance record; and (5) other factors deemed relevant. Trustees also reviewed the fees to be paid to the Sub-Advisers, including any benefits to be received by the Sub-Advisers, or their affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between SFM (the "Adviser") and Coronation, Parametric and Yamaichi and YCMS, relating to the Portfolio, each of the Sub-Advisers makes investment decisions for the assets of the Portfolio's allocated to it by SFM, and continuously reviews, supervises and administers the Portfolio's investment program with respect to these assets. Coronation, Parametric and Yamaichi and YCMS are independent of SFM and discharge their responsibilities subject to the supervision of SFM and the Trustees of the Trust and in a manner consistent with the Portfolio's investment objective, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between the Adviser and the Trust's other sub-advisers. Specifically, the duties to be performed under each Agreement are similar, and the standard of care and termination provisions of the Agreement are identical, to the other agreements. The Sub-Advisory Agreement will remain in effect until September 1998 (unless earlier terminated) and will have to be approved annually thereafter by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

In connection with the appointment of Coronation, Parametric and Yamaichi and YCMS as sub-advisers to the Emerging Markets Equity Portfolio, "The Sub-Advisers" section of the Prospectus is amended and the following disclosure is inserted:
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CORONATION ASSET MANAGEMENT (PROPRIETARY) LIMITED

Coronation Asset Management (Proprietary) Limited ("Coronation") acts as a sub-adviser to a portion of the assets of the Emerging Markets Equity Portfolio.

Coronation, a registered investment adviser organized under the laws of the Republic of South Africa, was founded in 1993, and as of July 31, 1996, managed $2.5 billion in assets. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa, 8001. Investment decisions for Coronation's portion of the Portfolio are made by Anthony Gibson and Louis Stassen. Prior to joining Coronation in 1993, Mr. Gibson, the head of Coronation's Investment Committee, and Mr. Stassen, the head of Coronation's research department, worked at Syfrets Managed Assets for seven years and one year, respectively. Prior to joining Syfrets Managed Assets, Mr. Stassen worked as an Investment Analyst for Allan Gray Investment Counsel.

The Adviser will pay Coronation a fee based on a percentage of the average monthly market value of the assets of the Portfolio.

Listed below are the names and principal occupations of the principal executive officer and each of the directors of Coronation. The principal business address of the principal executive officer and each of the directors, as it relates to their position at Coronation, is 80 Strand Street, Cape Town, South Africa, 8001.

         NAME                           TITLE

         Gavin M. Ryan                  Director
         David L. Barnes                Director
         Matthias H. Brenzel            Director
         Hugh R. Broadhurst             Director
         Philip L. Campher              Director
         Matthys M. du Toit             Director
         Anthony J. Gibson              Director
         Bruce M. Ilsley                Director
         Robin I. Marsden               Director
         John A. Snalam                 Financial & Compliance Officer


PARAMETRIC PORTFOLIO ASSOCIATES

Parametric Portfolio Associates ("Parametric") acts as a sub-adviser to a portion of the assets of the Emerging Markets Equity Portfolio.

Parametric is a general partnership whose general partners are PIMCO Advisors L.P. ("PIMCO"), the supervisory general partner, and Parametric Management, Inc., the managing general partner (a wholly-owned subsidiary of PIMCO). Parametric's predecessor was founded in 1987, and as of July 31, 1996, Parametric managed approximately $1.5 billion in client assets. Parametric's business address is 700 Newport Center Drive, Newport Beach, California 92660. PIMCO's address is 800 Newport Center Drive, Newport Beach, California 92660. Cliff Quisenberry, CFA, Senior Investment Manager and Research Manager, is responsible for managing the portion of the Portfolio's assets allocated to Parametric. Prior to joining Parametric, Mr. Quisenberry was a Portfolio Manager with Cutler & Company.

The Adviser will pay Parametric a fee based on a percentage of the average monthly market value of the assets of the Portfolio managed by Parametric.

Listed below are the names and principal occupations of the principal executive officer and each of the directors of Parametric. The principal business address of the principal executive officer and each of the directors, as relates to their position at Parametric, is 700 Newport Center Drive, Newport Beach, California 92660.

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         NAME                             TITLE

         William E. Cornelius, Jr.        Chief Executive Officer
         Mark W. England-Markun           Director of Research
         David M. Stein                   Chief Investment Officer

YAMAICHI CAPITAL MANAGEMENT, INC. AND YAMAICHI CAPITAL MANAGEMENT (SINGAPORE) LIMITED

Yamaichi Capital Management, Inc. ("Yamaichi") and Yamaichi Capital Management (Singapore) Limited ("YCMS") jointly act as sub-adviser to a portion of the assets of the Emerging Markets Equity Portfolio. The Adviser will pay Yamaichi and YCMS a fee based on a percentage of the average monthly market value of the assets of the Portfolio managed by Yamaichi and YCMS.

Yamaichi and YCMS already serve as sub-advisers to a portion of the assets of the Trust's International Equity Portfolio. For a description of Yamaichi and YCMS, see page 15 of the Trust's Prospectus.

The following disclosure is added to the "Purchase and Redemption of Shares" section of page 17 of the Prospectus:

        The minimum initial investment in a Portfolio is $100,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $1,000.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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